UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/08/2009

HUTTIG BUILDING PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14982

DE	43-0334550
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

555 Maryville University Drive, Suite 400, St. Louis, MO 63141
(Address of principal executive offices, including zip code)

314-216-2600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Increase in Executive Equity Incentive Plan Shares

On December 8, 2009, the Board of Directors (the "Board") of Huttig Building Products, Inc. (the "Company"), upon recommendation of the Management Organization and Compensation Committee of the Board (the "Compensation Committee"), approved an amendment to the Company's 2005 Executive Incentive Compensation Plan, as Amended and Restated Effective February 27, 2007 (the "Executive Equity Incentive Plan"), to increase the number of common shares authorized for issuance by 2,000,000 shares, to 3,425,000 shares from 1,425,000 shares.

The foregoing description of the amendment to the Executive Equity Incentive Plan is qualified in its entirety by reference to the full text of the amendment, which will be filed with the Securities and Exchange Commission in accordance with Item 601 of Regulation S-K.

Item 8.01.    Other Events

Increase in Nonemployee Directors Restricted Stock Plan Shares

On December 8, 2009, the Board, upon recommendation of the Compensation Committee, approved an amendment to the Company's 2005 Nonemployee Directors' Restricted Stock Plan (the "Nonemployee Directors' Restricted Stock Plan"), to increase the number of common shares authorized for issuance by 200,000 shares, to 275,000 shares from 75,000 shares.

The foregoing description of the amendment to the Nonemployee Directors Restricted Stock Plan is qualified in its entirety by reference to the full text of the amendment, which will be filed with the Securities and Exchange Commission in accordance with Item 601 of Regulation S-K.

Change in Nonemployee Directors Stock Compensation

On December 8, 2009, the Compensation Committee approved a revision in the nonemployee directors stock compensation program so that each nonemployee director is to be awarded, on the date of the Company's Annual Meeting of Stockholders, restricted stock units ("RSUs") for a number of shares of Company common stock equal to the lesser of: (i) a number of shares having a value of $15,000 on the date of grant (rounded to the nearest whole share), or (ii) 7,500 shares, such RSUs to vest in full on the date of the next Annual Meeting of Stockholders or upon a change of control of the Company. The shares of stock represented by vested RSUs are delivered to the director upon cessation of his service on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTTIG BUILDING PRODUCTS, INC.

Date: December 10, 2009	By:	/s/ Philip W. Keipp
Philip W. Keipp
Vice President, Chief Financial Officer and Secretary